Exhibit  32.1

                        CERTIFICATIONS UNDER SECTION 906

Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Force Protection, Inc., a Colorado corporation (the
"Company"),  does  hereby  certify,  to  such  officer's  knowledge,  that:

The Quarterly Report for the quarter ended June 30, 2004 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August  13,  2004



/s/  Michael  Watts
--------------------
Michael  Watts,  Chief  Executive  Officer





Dated:  August  13,  2004


 /s/  Thomas  Thebes
 -----------------
Thomas  Thebes,   Chief  Financial  Officer